                                         March, 1998


                 MONTHLY CERTIFICATEHOLDER'S STATEMENT

                 Fleet Bank (RI), National Association
                --------------------------------------------
                  Fleet Credit Card Master Trust II


                             SERIES 1994-B
------------------------------------------------------------------------------

Under the Amended and Restated Master Pooling and Servicing Agreement dated as of December 1, 1993 as amended and restated on May 23, 1994 by and between Fleet Bank (RI), National Association (the "Bank") (successor in interest to Advanta National Bank ("Advanta")) as Seller and Servicer, and Bankers Trust Company as Trustee, (the "Trustee") as amended by Amendment Number 1 dated as of July 1, 1994 between Advanta, as Seller and Servicer and the Trustee and as further amended by Amendment Number 2 dated October 6, 1995 between Advanta as Seller and Servicer, and the Trustee and as further amended by Amendment Number 3 dated as of February 20, 1998 between Advanta, as Seller and Servicer, and the Trustee (the "Master Pooling and Servicing Agreement") as Supplemented by the Series 1994-B Supplement dated as of July 19, 1994 (the "Supplement") and together with the Master Pooling and Servicing Agreement (the "Agreement") between Advanta and the Trustee, the Bank, as Servicer is required to prepare certain information each month regarding current distributions to all Series 1994-B Certificateholders. This statement relates to the April 15, 1998 Distribution Date (the "Distribution Date") and the performance of the Fleet Credit Card Master Trust II (the "Trust") during the prior Monthly Period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1994-B Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.

1.   The total amount of the distribution on the Payment Date per $1000
     original principal amount of Class A Certificates       $4.972917

2.   The total amount of the distribution on the Payment Date per $1000
     original principal amount of Class B Certificates       $5.181250

3. The amount of the distribution set forth in paragraph 1 above in respect of principal, per $1,000 original principal amount of the
     Class A Certificates                                    $0.000000

4. The amount of the distribution set forth in paragraph 2 above in respect of principal, per $1,000 original principal amount of the
     Class B Certificates                                    $0.000000

5.   The amount of distribution set forth in paragraph 1 above in respect of interest, per $1,000 principal principal amount
     of the Class A Certificate                              $4.972917

6.   The amount of distribution set forth in paragraph 2 above in respect of interest, per $1,000 principal principal amount
     of the Class B Certificate                              $5.181250

7.   The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in respect
     of the Series 1994-B Certificates                  $96,442,768.52

8. The aggregate amount of Collections of Principal Receivables processed during the prior Monthly Period and allocated in respect
     of the Series 1994-B Certificates                  $83,066,615.08

9.   The aggregate amount of Reallocated Principal Collections
     with respect to the prior Monthly Period                    $0.00

10. The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated
     in respect of the Class A Certificates             $11,769,712.38

11. The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated
     in respect of the Class B Certificates                $540,908.04

12.  The Class A Investor Default Amount for the prior
     Monthly Period is                                   $3,899,164.23

13.  The Class B Investor Default Amount for the prior
     Monthly Period is                                     $179,338.41

14.  The aggregate amount of Class A Investor Charge-offs
     for the prior Monthly Period is                             $0.00

15.  The aggregate amount of Class B Investor Charge-offs
     for the prior Monthly Period is                             $0.00

16.  The aggregate amount of Class A Investor Charge-offs
     reimbursed on the Distribution Date is                      $0.00

17.  The aggregate amount of Class B Investor Charge-offs
     reimbursed on the Distribution Date is                      $0.00

18.  The amount of the Class A Servicing Fee for the prior
     Monthly Period is                                   $1,100,000.00

19.  The amount of the Class B Servicing Fee for the prior
     Monthly Period is                                      $50,000.00

20.  The Class A Pool Factor as of the Record Date for the
     Distribution Date is                                   1.00000000

21.  The Class B Pool Factor as of the Record Date for the
     Distribution Date is                                   1.00000000

22.  The Class A Investor Amount after giving effect to
     any payments on the Distribution Date is          $660,000,000.00

23.  The Class A Invested Amount after giving effect to
     any payments on the Distribution Date is          $660,000,000.00

24.  The Class B Investor Amount after giving effect to
     any payments on the Distribution Date is           $30,000,000.00

25.  The Class B Invested Amount after giving effect to
     any payments on the Distribution Date is           $30,000,000.00

26.  The amount, if any, by which the outstanding principal
     balance of the Class A Certificates exceeds the Class A
     Investor Amount after giving effect to any activity
     on the Distribution Date is                                 $0.00

27.  The amount, if any, by which the outstanding principal
     balance of the Class B Certificates exceeds the Class B
     Investor Amount after giving effect to any activity
     on the Distribution Date is                                 $0.00

28.  The Available Cash Collateral Amount as of the close
     of business on the Distribution Date is            $15,000,000.00

29.  The Collateral Investor Amount as of the close of
     business on the Distribution Date is               $60,000,000.00

30.  The Available Enhancement Amount as of the close of
     business on the Distribution Date                  $75,000,000.00

31.  The amount of Interchange with respect to the prior
     Monthly Period is                                     $903,362.41

32.  The Deficit Controlled Amortization Amount (after giving
     effect to any activity on the Distribution Date) is         $0.00

33.  The percentage by which the Net Portfolio Yield for the prior Monthly
     Period exceeds the Base Rate for such Monthly Period is     6.30%




     Fleet Bank (RI), National Association as Servicer

        /s/  MICHAEL COCO
     By:--------------------------
         Michael Coco
         Vice President

Series 1994-B daily percentages during the prior Monthly Period

                                          Floating            Principal
                                         Allocation          Allocation
                                          Percentage          Percentage

             03/2  -  03/31   1994-B          7.66%               7.66%


DELINQUENT BALANCES

The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:

                                          AGGREGATE ACCOUNT BALANCE

  (a)  30-59 days: ....................           $131,189,278.14
  (b)  60-89 days: ....................            $80,875,662.82
  (c)  90-119 days: ...................            $69,422,971.20
  (d)  120-149 days: ..................            $58,181,292.08
  (e)  150-179 days: ..................            $50,117,321.43
  (f)  180 or more days: ..............            $15,945,717.19
                                                 ----------------
                          TOTAL                   $405,732,242.86






          Fleet Bank (RI), National Association as Servicer


          /s/ MICHAEL COCO
          ---------------------------
       By: Michael Coco
           Vice President

                                         March, 1998


                 MONTHLY CERTIFICATEHOLDER'S STATEMENT

                 Fleet Bank (RI), National Association
                --------------------------------------------
                  Fleet Credit Card Master Trust II


                             SERIES 1995-A
------------------------------------------------------------------------------

Under the Amended and Restated Master Pooling and Servicing Agreement dated as of December 1, 1993 as amended and restated on May 23, 1994 by and between Fleet Bank (RI), National Association (the "Bank") (successor in interest to Advanta National Bank ("Advanta")) as Seller and Servicer, and Bankers Trust Company as Trustee, (the "Trustee") as amended by Amendment Number 1 dated as of July 1, 1994 between Advanta, as Seller and Servicer and the Trustee and as further amended by Amendment Number 2 dated October 6, 1995 between Advanta as Seller and Servicer, and the Trustee and as further amended by Amendment Number 3 dated as of February 20, 1998 between Advanta, as Seller and Servicer, and the Trustee (the "Master Pooling and Servicing Agreement") as Supplemented by the Series 1995-A Supplement dated as of January 18, 1995 (the "Supplement") and together with the Master Pooling and Servicing Agreement (the "Agreement") between Advanta and the Trustee, the Bank, as Servicer is required to prepare certain information each month regarding current distributions to all Series 1995-A Certificateholders. This statement relates to the April 15, 1998 Distribution Date (the "Distribution Date") and the performance of the Fleet Credit Card Master Trust II (the "Trust") during the prior Monthly Period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-A Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.

1.   The total amount of the distribution on the Payment Date per $1000
     original principal amount of Class A Certificates       $4.889583

2.   The total amount of the distribution on the Payment Date per $1000
     original principal amount of Class B Certificates       $5.052083

3. The amount of the distribution set forth in paragraph 1 above in respect of principal, per $1,000 original principal amount of the
     Class A Certificates                                    $0.000000

4. The amount of the distribution set forth in paragraph 2 above in respect of principal, per $1,000 original principal amount of the
     Class B Certificates                                    $0.000000

5.   The amount of distribution set forth in paragraph 1 above in respect of interest, per $1,000 principal principal amount
     of the Class A Certificate                              $4.889583

6.   The amount of distribution set forth in paragraph 2 above in respect of interest, per $1,000 principal principal amount
     of the Class B Certificate                              $5.052083

7.   The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in respect
     of the Series 1995-A Certificates                  $89,881,042.55

8. The aggregate amount of Collections of Principal Receivables processed during the prior Monthly Period and allocated in respect
     of the Series 1995-A Certificates                  $77,536,070.19

9.   The aggregate amount of Reallocated Principal Collections
     with respect to the prior Monthly Period                    $0.00

10. The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated
     in respect of the Class A Certificates             $10,549,659.40

11. The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated
     in respect of the Class B Certificates                $621,319.38

12.  The Class A Investor Default Amount for the prior
     Monthly Period is                                   $3,534,702.29

13.  The Class B Investor Default Amount for the prior
     Monthly Period is                                     $208,263.96

14.  The aggregate amount of Class A Investor Charge-offs
     for the prior Monthly Period is                             $0.00

15.  The aggregate amount of Class B Investor Charge-offs
     for the prior Monthly Period is                             $0.00

16.  The aggregate amount of Class A Investor Charge-offs
     reimbursed on the Distribution Date is                      $0.00

17.  The aggregate amount of Class B Investor Charge-offs
     reimbursed on the Distribution Date is                      $0.00

18.  The amount of the Class A Servicing Fee for the prior
     Monthly Period is                                     $997,500.00

19.  The amount of the Class B Servicing Fee for the prior
     Monthly Period is                                      $58,333.33

20.  The Class A Pool Factor as of the Record Date for the
     Distribution Date is                                   1.00000000

21.  The Class B Pool Factor as of the Record Date for the
     Distribution Date is                                   1.00000000

22.  The Class A Investor Amount after giving effect to
     any payments on the Distribution Date is          $598,500,000.00

23.  The Class A Invested Amount after giving effect to
     any payments on the Distribution Date is          $598,500,000.00

24.  The Class B Investor Amount after giving effect to
     any payments on the Distribution Date is           $35,000,000.00

25.  The Class B Invested Amount after giving effect to
     any payments on the Distribution Date is           $35,000,000.00

26.  The amount, if any, by which the outstanding principal
     balance of the Class A Certificates exceeds the Class A
     Investor Amount after giving effect to any activity
     on the Distribution Date is                                 $0.00

27.  The amount, if any, by which the outstanding principal
     balance of the Class B Certificates exceeds the Class B
     Investor Amount after giving effect to any activity
     on the Distribution Date is                                 $0.00

28.  The Available Cash Collateral Amount as of the close
     of business on the Distribution Date is             $7,000,000.00

29.  The Collateral Investor Amount as of the close of
     business on the Distribution Date is               $66,500,000.00

30.  The Available Enhancement Amount as of the close of
     business on the Distribution Date                  $73,500,000.00

31.  The amount of Interchange with respect to the prior
     Monthly Period is                                     $702,615.20

32.  The Deficit Controlled Amortization Amount (after giving
     effect to any activity on the Distribution Date) is         $0.00

33.  The percentage by which the Net Portfolio Yield for the prior Monthly
     Period exceeds the Base Rate for such Monthly Period is     6.15%

34.  The Net Portfolio Yield for the prior Monthly Period is    14.07%

35.  The Base Rate for the Monthly Period is                     7.92%

36.  The aggregate amount of Principal Receivables as of the
     last day of the prior Monthly Period is         $9,272,693,697.29

37.  The Excess Funding Amount as of the last day of the
     prior Monthly Period is                           $351,004,351.54

38.  The aggregate amount of Finance Charge Receivables as
     of the last day of the prior Monthly Period is    $197,457,662.59




     Fleet Bank (RI), National Association as Servicer

        /s/  MICHAEL COCO
     By:--------------------------
         Michael Coco
         Vice President

Series 1995-A daily percentages during the prior Monthly Period

                                          Floating            Principal
                                         Allocation          Allocation
                                          Percentage          Percentage

             03/2  -  03/31   1995-A          7.15%               7.15%



DELINQUENT BALANCES

The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:

                                          AGGREGATE ACCOUNT BALANCE

  (a)  30-59 days: ....................           $131,189,278.14
  (b)  60-89 days: ....................            $80,875,662.82
  (c)  90-119 days: ...................            $69,422,971.20
  (d)  120-149 days: ..................            $58,181,292.08
  (e)  150-179 days: ..................            $50,117,321.43
  (f)  180 or more days: ..............            $15,945,717.19
                                                 ----------------
                          TOTAL                   $405,732,242.86






          Fleet Bank (RI), National Association as Servicer


          /s/ MICHAEL COCO
          ---------------------------
       By: Michael Coco
           Vice President

                                         March, 1998


                 MONTHLY CERTIFICATEHOLDER'S STATEMENT

                 Fleet Bank (RI), National Association
                --------------------------------------------
                  Fleet Credit Card Master Trust II


                             SERIES 1995-C
------------------------------------------------------------------------------

Under the Amended and Restated Master Pooling and Servicing Agreement dated as of December 1, 1993 as amended and restated on May 23, 1994 by and between Fleet Bank (RI), National Association (the "Bank") (successor in interest to Advanta National Bank ("Advanta")) as Seller and Servicer, and Bankers Trust Company as Trustee, (the "Trustee") as amended by Amendment Number 1 dated as of July 1, 1994 between Advanta, as Seller and Servicer and the Trustee and as further amended by Amendment Number 2 dated October 6, 1995 between Advanta as Seller and Servicer, and the Trustee and as further amended by Amendment Number 3 dated as of February 20, 1998 between Advanta, as Seller and Servicer, and the Trustee (the "Master Pooling and Servicing Agreement") as Supplemented by the Series 1995-C Supplement dated as of April 27, 1995 (the "Supplement") and together with the Master Pooling and Servicing Agreement (the "Agreement") between Advanta and the Trustee, the Bank, as Servicer is required to prepare certain information each month regarding current distributions to all Series 1995-C Certificateholders. This statement relates to the April 15, 1998 Distribution Date (the "Distribution Date") and the performance of the Fleet Credit Card Master Trust II (the "Trust") during the prior Monthly Period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-C Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.

1.   The total amount of the distribution on the Payment Date per $1000
     original principal amount of Class A Certificates       $0.000000

2.   The total amount of the distribution on the Payment Date per $1000
     original principal amount of Class B Certificates       $0.000000

3. The amount of the distribution set forth in paragraph 1 above in respect of principal, per $1,000 original principal amount of the
     Class A Certificates                                    $0.000000

4. The amount of the distribution set forth in paragraph 2 above in respect of principal, per $1,000 original principal amount of the
     Class B Certificates                                    $0.000000

5.   The amount of distribution set forth in paragraph 1 above in respect of interest, per $1,000 principal principal amount
     of the Class A Certificate                              $0.000000

6.   The amount of distribution set forth in paragraph 2 above in respect of interest, per $1,000 principal principal amount
     of the Class B Certificate                              $0.000000

7.   The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in respect
     of the Series 1995-C Certificates                  $73,800,195.17

8. The aggregate amount of Collections of Principal Receivables processed during the prior Monthly Period and allocated in respect
     of the Series 1995-C Certificates                  $63,655,487.05

9.   The aggregate amount of Reallocated Principal Collections
     with respect to the prior Monthly Period                    $0.00

10. The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated
     in respect of the Class A Certificates              $8,623,816.09

11. The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated
     in respect of the Class B Certificates                $605,100.21

12.  The Class A Investor Default Amount for the prior
     Monthly Period is                                   $2,886,769.96

13.  The Class B Investor Default Amount for the prior
     Monthly Period is                                     $202,478.85

14.  The aggregate amount of Class A Investor Charge-offs
     for the prior Monthly Period is                             $0.00

15.  The aggregate amount of Class B Investor Charge-offs
     for the prior Monthly Period is                             $0.00

16.  The aggregate amount of Class A Investor Charge-offs
     reimbursed on the Distribution Date is                      $0.00

17.  The aggregate amount of Class B Investor Charge-offs
     reimbursed on the Distribution Date is                      $0.00

18.  The amount of the Class A Servicing Fee for the prior
     Monthly Period is                                     $814,583.33

19.  The amount of the Class B Servicing Fee for the prior
     Monthly Period is                                      $57,500.00

20.  The Class A Pool Factor as of the Record Date for the
     Distribution Date is                                   1.00000000

21.  The Class B Pool Factor as of the Record Date for the
     Distribution Date is                                   1.00000000

22.  The Class A Investor Amount after giving effect to
     any payments on the Distribution Date is          $488,750,000.00

23.  The Class A Invested Amount after giving effect to
     any payments on the Distribution Date is          $488,750,000.00

24.  The Class B Investor Amount after giving effect to
     any payments on the Distribution Date is           $34,500,000.00

25.  The Class B Invested Amount after giving effect to
     any payments on the Distribution Date is           $34,500,000.00

26.  The amount, if any, by which the outstanding principal
     balance of the Class A Certificates exceeds the Class A
     Investor Amount after giving effect to any activity
     on the Distribution Date is                                 $0.00

27.  The amount, if any, by which the outstanding principal
     balance of the Class B Certificates exceeds the Class B
     Investor Amount after giving effect to any activity
     on the Distribution Date is                                 $0.00

28.  The Available Cash Collateral Amount as of the close
     of business on the Distribution Date is             $8,625,000.00

29.  The Collateral Investor Amount as of the close of
     business on the Distribution Date is               $51,750,000.00

30.  The Available Enhancement Amount as of the close of
     business on the Distribution Date                  $60,375,000.00

31.  The amount of Interchange with respect to the prior
     Monthly Period is                                     $577,148.21

32.  The Deficit Controlled Amortization Amount (after giving
     effect to any activity on the Distribution Date) is         $0.00

33.  The percentage by which the Net Portfolio Yield for the prior Monthly
     Period exceeds the Base Rate for such Monthly Period is     6.15%

34.  The Net Portfolio Yield for the prior Monthly Period is    14.08%

35.  The Base Rate for the Monthly Period is                     7.93%

36.  The aggregate amount of Principal Receivables as of the
     last day of the prior Monthly Period is         $9,272,693,697.29

37.  The Excess Funding Amount as of the last day of the
     prior Monthly Period is                           $351,004,351.54

38.  The aggregate amount of Finance Charge Receivables as
     of the last day of the prior Monthly Period is    $197,457,662.59

39.  The amount on deposit in the Pre-Funding Account as of
     the close of business on the Distribution Date is           $0.00

40.  The amount on deposit in the Principal Funding Account as of
     the close of business on the Distribution Date is           $0.00

41.  The amount on deposit in the Interest Funding Account as of
     the close of business on the Distribution Date is   $2,571,220.32

42.  The amount on deposit in the Reserve Account as of the
     close of business on the Distribution Date is               $0.00




     Fleet Bank (RI), National Association as Servicer

        /s/  MICHAEL COCO
     By:--------------------------
         Michael Coco
         Vice President

Series 1995-C daily percentages during the prior Monthly Period

                                          Floating            Principal
                                         Allocation          Allocation
                                          Percentage          Percentage

             03/2  -  03/31   1995-C          5.87%               5.87%



DELINQUENT BALANCES

The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:

                                          AGGREGATE ACCOUNT BALANCE

  (a)  30-59 days: ....................           $131,189,278.14
  (b)  60-89 days: ....................            $80,875,662.82
  (c)  90-119 days: ...................            $69,422,971.20
  (d)  120-149 days: ..................            $58,181,292.08
  (e)  150-179 days: ..................            $50,117,321.43
  (f)  180 or more days: ..............            $15,945,717.19
                                                 ----------------
                          TOTAL                   $405,732,242.86






          Fleet Bank (RI), National Association as Servicer


          /s/ MICHAEL COCO
          ---------------------------
       By: Michael Coco
           Vice President

                                        March, 1998


                  MONTHLY CERTIFICATEHOLDER'S STATEMENT

                  Fleet Bank (RI), National Association

                 -----------------------------------------
                          Fleet Credit Card
                           Master Trust II
                             Series 1995-D
------------------------------------------------------------------------------

Under the Amended and Restated Master Pooling and Servicing Agreement dated as of December 1, 1993 as amended and restated on May 23,1994 by and between Fleet Bank (RI), National Association (the "Bank") (successor in interest to Advanta National Bank ("Advanta")) as Seller and Servicer, and Bankers Trust Company as Trustee (the "Trustee") as amended by Amendment Number 1 dated as of July 1, 1994 between Advanta, as Seller and Servicer and the Trustee and as further amended by Amendment Number 2 dated as of October 6,1995 between Advanta, as Seller and Servicer and the Trustee and as further amended by Amendment Number 3 dated as of February 20, 1998 between Advanta, as Seller and Servicer and the Trustee (the "Master Pooling and Servicing Agreement") as supplemented by the Series 1995-D Supplement dated as of July 25, 1995 (the "Supplement") and together with the Master Pooling and Servicing Agreement (the "Agreement") between Advanta and the Trustee, the Bank as Servicer is required to prepare certain information month regarding current distributions to all Series 1995-D Certificateholders. This statement relates to the April 15, 1998 Distribution Date (the "Distribution Date") and the performance of the Fleet Credit Card Master Trust II (the "Trust") during the prior Monthly
Period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-D
Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Master Agreement.



1.   The total amount of the distribution on the Payment Date per $1000
     original principal amount of Class A Certificates       $4.897917

2.   The total amount of the distribution on the Payment Date per $1000
     original principal amount of Class B Certificates       $5.006250

3.   The amount of the distribution set forth in paragraph 1
     above in respect of principal, per $1,000 original principal
     amount of the Class A Certificates                      $0.000000

4.   The amount of the distribution set forth in paragraph 2
     above in respect of principal, per $1,000 original principal
     amount of the Class B Certificates                      $0.000000

5.   The amount of distribution set forth in paragraph 1 above
     in respect of interest, per $1,000 principal principal
     amount of the Class A Certificate                       $4.897917

6.   The amount of distribution set forth in paragraph 2 above
     in respect of interest, per $1,000 principal principal
     amount of the Class B Certificate                       $5.006250

7.   The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in respect
     of the Series 1995-D Certificates                  $77,058,711.55

8.   The aggregate amount of Collections of Principal Receivables processed during the prior Monthly Period and allocated in
     respect of the Series 1995-D Certificates          $66,474,980.50

9.   The aggregate amount of Reallocated Principal Collections
     with respect to the prior Monthly Period                    $0.00

10. The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated
     in respect of the Class A Certificates             $10,048,845.43

11. The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated
     in respect of the Class B Certificates                $534,885.62

12.  The Class A Investor Default Amount for the prior
     Monthly Period is                                   $3,366,934.10

13.  The Class B Investor Default Amount for the prior
     Monthly Period is                                     $179,338.41

14.  The aggregate amount of Class A Investor Charge-offs
     for the prior Monthly Period is                             $0.00

15.  The aggregate amount of Class B Investor Charge-offs
     for the prior Monthly Period is                             $0.00

16.  The aggregate amount of Class A Investor Charge-offs
     reimbursed on such Payment Date is                          $0.00

17.  The aggregate amount of Class B Investor Charge-offs
     reimbursed on such Payment Date is                          $0.00

18.  The amount of the Class A Servicing Fee for the prior
     Monthly Period is                                     $950,000.00

19.  The amount of the Class B Servicing Fee for the prior
     Monthly Period is                                      $50,000.00

20.  The Class A Pool Factor as of the Record Date for the
     Distribution Date is                                   1.00000000

21.  The Class B Pool Factor as of the Record Date for the
     Distribution Date is                                   1.00000000

22.  The Class A Investor Amount after giving effect to any
     payments on the Distribution Date is              $570,000,000.00

23.  The Class A Invested Amount after giving effect to any
     payments on the Distribution Date is              $570,000,000.00

24.  The Class A-1 Invested Amount after giving effect to any
     payments on the Distribution Date is              $519,000,000.00

25.  The Class A-2 Invested Amount after giving effect to any
     payments on the Distribution Date is               $51,000,000.00

25.  The Class B Investor Amount after giving effect to any
     payments on the Distribution Date is               $30,000,000.00

26.  The Class B Invested Amount after giving effect to any
     payments on the Distribution Date is               $30,000,000.00

27.  The amount, if any, by which the outstanding principal
     balance of the Class A Certificates exceeds the Class A
     Investor Amount after giving effect to any activity
     on the Distribution Date is                                 $0.00

28.  The amount, if any, by which the outstanding principal
     balance of the Class B Certificates exceeds the Class B
     Investor Amount after giving effect to any activity
     on the Distribution Date is                                 $0.00

29.  The Available Cash Collateral Amount as of the close of
     business on the Distribution Date is               $63,000,000.00

29. The amount on deposit in the Cash Collateral Account (including the principal balance of the Class A-2 Certificates as of
     the close of business on the Distribution Date     $63,000,000.00

30.  The amount of Interchange with respect to the prior
     Monthly Period is                                     $602,241.61

31.  The Deficit Controlled Amortization Amount (after giving
     effect to any activity on the Distribution Date) is         $0.00

32.  The percentage by which the Net Portfolio Yield for the prior Monthly
     Period exceeds the Base Rate for such Monthly Period is     6.19%


     Fleet Bank (RI), National Association as Servicer

         /s/  MICHAEL COCO
     By:---------------------------------------
              Michael Coco
              Vice President

Series 1995-D daily percentages during the prior Monthly Period

                                          Floating            Principal
                                         Allocation          Allocation
                                          Percentage          Percentage

             03/2  -  03/31   1995-D          6.13%               6.13%



DELINQUENT BALANCES

The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:

                                          AGGREGATE ACCOUNT BALANCE

  (a)  30-59 days: ....................           $131,189,278.14
  (b)  60-89 days: ....................            $80,875,662.82
  (c)  90-119 days: ...................            $69,422,971.20
  (d)  120-149 days: ..................            $58,181,292.08
  (e)  150-179 days: ..................            $50,117,321.43
  (f)  180 or more days: ..............            $15,945,717.19
                                                 ----------------
                          TOTAL                   $405,732,242.86






          Fleet Bank (RI), National Association as Servicer


          /s/ MICHAEL COCO
          ---------------------------
       By: Michael Coco
           Vice President

                                         March, 1998



                      MONTHLY CERTIFICATEHOLDER'S STATEMENT
                      Fleet Bank (RI), National Association

                 ------------------------------------------
                             Fleet Credit Card
                              Master Trust II
                               Series 1995-F
---------------------------------------------------------------------------

Under the Amended and Restated Master Pooling and Servicing Agreement dated as of December 1, 1993 as amended and restated on May 23, 1994 by and between Fleet Bank (RI), National Association (the "Bank") (successor in interest to Advanta National Bank ("Advanta")) as Seller and Servicer and Bankers Trust Company, as Trustee (the "Trustee"), as amended by Amendment Number 1 dated as of July 1, 1994 between Advanta as Seller and Servicer, and the Trustee, and as further amended by Amendment Number 2 dated as of October 6, 1995 between Advanta, as Seller and Servicer, and the Trustee and as further amended by Amendment Number 3 dated as of February 20, 1998 between Advanta, as Seller and Servicer, and the Trustee (the "Master Pooling and Servicing Agreement") as supplemented by the Series 1995-F Supplement dated as of November 21, 1995 (the "Supplement") and together with the Master Pooling and Servicing Agreement, (the "Agreement"), among Advanta and the Trustee. The Bank, as Servicer is requried to prepare certain information each month regarding current distributions to all Series 1995-F Certificateholders. This statement relates to the April 15, 1998 Distribution Date (the "Distribution Date") and the performance of the Fleet Credit Card Master Trust II (the "Trust") during the prior Monthly Period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-F Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.


1.   The total amount of the distribution on the Payment Date per $1000
     original principal amount of Class A-1 Certificates     $5.041667

2.   The total amount of the distribution on the Payment Date per $1000
     original principal amount of Class A-2 Certificates     $4.897917

3.   The total amount of the distribution on the Payment Date per $1000
     original principal amount of Class B Certificates       $4.989583

4.   The amount of the distribution set forth in paragraph 1
     above in respect of principal, per $1,000 original
     principal amount of the Class A-1 Certificates          $0.000000

5.   The amount of the distribution set forth in paragraph 1
     above in respect of principal, per $1,000 original
     principal amount of the Class A-2 Certificates          $0.000000

6.   The amount of the distribution set forth in paragraph 2
     above in respect of principal, per $1,000 original
     principal amount of the Class B Certificates            $0.000000

7.   The amount of distribution set forth in paragraph 1
     above in respect of interest, per $1,000 principal
     principal amount of the Class A-1 Certificate           $5.041667

8.   The amount of distribution set forth in paragraph 1
     above in respect of interest, per $1,000 principal
     principal amount of the Class A-2 Certificate           $4.897917

9.   The amount of distribution set forth in paragraph 2
     above in respect of interest, per $1,000 principal
     principal amount of the Class B Certificate             $4.989583

10.  The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in respect
     of the Series 1995-F Certificates                 $109,114,539.16

11.  The aggregate amount of Collections of Principal Receivables processed during the prior Monthly Period and allocated in
     respect of the Series 1995-F Certificates          $94,127,704.81

12.  The aggregate amount of Reallocated Principal Collections
     with respect to the prior Monthly Period                    $0.00

13. The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated
     in respect of the Class A Certificates             $13,329,815.42

14. The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated
     in respect of the Class B Certificates                $793,810.47

15.  The Class A Investor Default Amount for the prior
     Monthly Period is                                   $4,466,105.02

16.  The Class B Investor Default Amount for the prior
     Monthly Period is                                     $266,115.07

17.  The aggregate amount of Class A Investor Charge-offs
     for the prior Monthly Period is                             $0.00

18.  The aggregate amount of Class B Investor Charge-offs
     for the prior Monthly Period is                             $0.00

19.  The aggregate amount of Class A Investor Charge-offs
     reimbursed on such Payment Date is                          $0.00

20.  The aggregate amount of Class B Investor Charge-offs
     reimbursed on such Payment Date is                          $0.00

21.  The amount of the Class A Servicing Fee for the prior
     Monthly Period is                                     $630,416.66

22.  The amount of the Class B Servicing Fee for the prior
     Monthly Period is                                      $37,187.50

23.  The Class A Pool Factor as of the Record Date for the
     Distribution Date is                                   1.00000000

24.  The Class B Pool Factor as of the Record Date for the
     Distribution Date is                                   1.00000000

25.  The Class A-1 Investor Amount after giving effect to any
     payments on the Distribution Date is              $378,250,000.00

26.  The Class A-2 Investor Amount after giving effect to any
     payments on the Distribution Date is              $378,250,000.00

27.  The Class A-1 Invested Amount after giving effect to any
     payments on the Distribution Date is              $378,250,000.00

28.  The Class A-2 Invested Amount after giving effect to any
     payments on the Distribution Date is              $378,250,000.00

29.  The Class B Investor Amount after giving effect to any
     payments on the Distribution Date is               $44,625,000.00

30.  The Class B Invested Amount after giving effect to any
     payments on the Distribution Date is               $44,625,000.00

31.  The amount, if any, by which the outstanding principal
     balance of the Class A Certificates exceeds the Class A
     Investor Amount after giving effect to any activity
     on the Distribution Date is                                 $0.00

32.  The amount, if any, by which the outstanding principal
     balance of the Class B Certificates exceeds the Class B
     Investor Amount after giving effect to any activity
     on the Distribution Date is                                 $0.00

33.  The Available Cash Collateral Amount as of the close of
     business on the Distribution Date is               $17,000,000.00

34.  The Collateral Investor Amount as of the close of business
     on the Distribution Date is                        $48,875,000.00

35.  The amount on deposit in the Cash Collateral Account as of the close of business on the Distribution Date is  $17,000,000.00

36.  The Available Enhancement Amount as of the close of
     business on the Distribution Date is               $65,875,000.00

37.  The amount of Interchange with respect to the prior
     Monthly Period is                                     $853,175.62

38.  The amount of Servicer Interchange with respect to the
     prior Monthly Period is                               $682,540.50

39.  The Deficit Controlled Amortization Amount (after giving
     effect to any activity on the Distribution Date) is         $0.00

40.  The percentage by which the Net Portfolio Yield for the prior Monthly
     Period exceeds the Base Rate for such Monthly Period is     6.09%

41.  The Net Portfolio Yield for the prior Monthly Period is    14.07%

42.  The Base Rate for the Monthly Period is                     7.98%

43.  The aggregate amount of Principal Receivables as of the
     last day of the prior Monthly Period is         $9,272,693,697.29

44.  The Excess Funding Amount as of the last day of the
     prior Monthly Period is                           $351,004,351.54

45.  The aggregate amount of Finance Charge Receivables as of
     the last day of the prior Monthly Period is       $197,457,662.59




     Fleet Bank (RI), National Association as Servicer

         /s/ MICHAEL COCO
     By:-------------------------------------
             Michael Coco
             Vice President

Series 1995-F daily percentages during the prior Monthly Period

                                          Floating            Principal
                                         Allocation          Allocation
                                          Percentage          Percentage

             03/2  -  03/31   1995-F          8.68%               8.68%



DELINQUENT BALANCES

The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:

                                          AGGREGATE ACCOUNT BALANCE

  (a)  30-59 days: ....................           $131,189,278.14
  (b)  60-89 days: ....................            $80,875,662.82
  (c)  90-119 days: ...................            $69,422,971.20
  (d)  120-149 days: ..................            $58,181,292.08
  (e)  150-179 days: ..................            $50,117,321.43
  (f)  180 or more days: ..............            $15,945,717.19
                                                 ----------------
                          TOTAL                   $405,732,242.86






          Fleet Bank (RI), National Association as Servicer


          /s/ MICHAEL COCO
          ---------------------------
       By: Michael Coco
           Vice President

                                        March, 1998



                      MONTHLY CERTIFICATEHOLDER'S STATEMENT
                      Fleet Bank (RI), National Association

                 -----------------------------------------------
                                Fleet Credit Card
                                  Series 1995-G
-------------------------------------------------------------------------------

Under the Amended and Restated Master Pooling and Servicing Agreement dated as of December 1, 1993, and as amended and restated on May 23,1994 between Fleet Bank (RI), National Association (the "Bank") (successor in interest to Advanta National Bank ("Advanta")) as Seller and Servicer, and Bankers Trust Company as Trustee (the "Trustee") as amended by Amendment Number 1 dated as of July 1, 1994, by and between Advanta, as Seller and Servicer, and the Trustee and as further amended by Amendment Number 2, dated as of October 6, 1995 between Advanta, as Seller and Servicer, and the Trustee and as further amended by Amendment Number 3 dated as of February 20, 1998 between Advanta, as Seller and Servicer and the Trustee (the "Master Pooling and Servicing Agreement") as supplemented by the Series 1995-G Supplement dated as of December 15, 1995
(the "Supplement") and together with the Master Pooling and Servicing Agreement, (the "Agreement"), among Advanta and the Trustee. The Bank, as Servicer, is required to prepare certain information each month regarding current distributions to all Series 1995-G Certificateholders. This statement relates to the April 15, 1998 Distribution Date (the "Distribution Date") and the performance of the Fleet Credit Card Master Trust II (the "Trust") during the prior Monthly Period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-G Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.


1.   The total amount of the distribution on the Payment Date per $1000
     original principal amount of Class A Certificates       $4.856250

2.   The total amount of the distribution on the Payment Date per $1000
     original principal amount of Class B Certificates       $4.981250

3.   The amount of the distribution set forth in paragraph 1
     above in respect of principal, per $1,000 original
     principal amount of the Class A Certificates            $0.000000

4.   The amount of the distribution set forth in paragraph 2
     above in respect of principal, per $1,000 original
     principal amount of the Class B Certificates            $0.000000

5.   The amount of distribution set forth in paragraph 1
     above in respect of interest, per $1,000 principal
     principal amount of the Class A Certificate             $4.856250

6.   The amount of distribution set forth in paragraph 2
     above in respect of interest, per $1,000 principal
     principal amount of the Class B Certificate             $4.981250

7.   The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in
     respect of the Series 1995-G Certificates          $64,236,380.49

8.   The aggregate amount of Collections of Principal Receivables processed during the prior Monthly Period and allocated in
     respect of the Series 1995-G Certificates          $55,413,890.74

9.   The aggregate amount of Reallocated Principal Collections
     with respect to the prior Monthly Period                    $0.00

10. The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated
     in respect of the Class A Certificates              $7,631,209.35

11. The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated
     in respect of the Class B Certificates                $483,527.23

12.  The Class A Investor Default Amount for the prior
     Monthly Period is                                   $2,557,018.68

13.  The Class B Investor Default Amount for the prior
     Monthly Period is                                     $161,983.08

14.  The Collateral Default Amount for the prior
     Monthly Period is                                     $237,189.52

15.  The aggregate amount of Class A Investor Charge-offs
     for the prior Monthly Period is                             $0.00

16.  The aggregate amount of Class B Investor Charge-offs
     for the prior Monthly Period is                             $0.00

17.  The aggregate amount of Collateral Charge-offs for
     the prior Monthly Period is                                 $0.00

18.  The aggregate amount of Class A Investor Charge-offs
     reimbursed on such Payment Date is                          $0.00

19.  The aggregate amount of Class B Investor Charge-offs
     reimbursed on such Payment Date is                          $0.00

20.  The aggregate amount of Collateral Charge-offs
     reimbursed on such Payment Date is                          $0.00

21.  The amount of the Class A Servicing Fee for the prior
     Monthly Period is                                     $360,416.67

22.  The amount of the Class B Servicing Fee for the prior
     Monthly Period is                                      $22,916.67

23.  The amount of the Collateral Servicing Fee for the
     prior Monthly Period is                                $33,333.34

24.  The Class A Pool Factor as of the Record Date for the
     Distribution Date is                                   1.00000000

25.  The Class B Pool Factor as of the Record Date for the
     Distribution Date is                                   1.00000000

26.  The Class A Investor Amount after giving effect to any
     payments on the Distribution Date is              $432,500,000.00

27.  The Class A Invested Amount after giving effect to any
     payments on the Distribution Date is              $432,500,000.00

28.  The Class B Investor Amount after giving effect to any
     payments on the Distribution Date is               $27,500,000.00

29.  The Class B Invested Amount after giving effect to any
     payments on the Distribution Date is               $27,500,000.00

30.  The amount, if any, by which the outstanding principal
     balance of the Class A Certificates exceeds the Class A
     Investor Amount after giving effect to any activity
     on the Distribution Date is                                  0.00

31.  The amount, if any, by which the outstanding principal
     balance of the Class B Certificates exceeds the Class B
     Investor Amount after giving effect to any activity
     any activity on the Distribution Date is                     0.00

32.  The Available Cash Collateral Amount as of the close of
     business on the Distribution Date is               $10,000,000.00

33.  The Collateral Investor Amount as of the close of
     business on the Distribution Date is               $40,000,000.00

34.  The amount on deposit in the Cash Collateral Account as of the close of business on the Distribution Date is  $10,000,000.00

35.  The amount of Interchange with respect to the prior
     Monthly Period is                                     $501,868.01

36.  The amount of Servicer Interchange for the prior
     Monthly Period is                                    $401,494.41

37.  The Deficit Controlled Amortization Amount (after giving
     effect to any activity on the Distribution Date) is        $0.00

38.  The percentage by which the Net Portfolio Yield for the prior Monthly Period exceeds the Base Rate for such
     Monthly Period is                                          6.22%

39.  The Net Portfolio Yield for the prior Monthly Period is   14.08%

40.  The Base Rate for the Monthly Period is                    7.86%





     Fleet Bank (RI), National Association as Servicer

       /s/ MICHAEL COCO
    By:------------------------------------------
           Michael Coco
           Vice President

Series 1995-G daily percentages during the prior Monthly Period

                                          Floating            Principal
                                         Allocation          Allocation
                                          Percentage          Percentage

             03/2  -  03/31   1995-G          5.11%               5.11%



DELINQUENT BALANCES

The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:

                                          AGGREGATE ACCOUNT BALANCE

  (a)  30-59 days: ....................           $131,189,278.14
  (b)  60-89 days: ....................            $80,875,662.82
  (c)  90-119 days: ...................            $69,422,971.20
  (d)  120-149 days: ..................            $58,181,292.08
  (e)  150-179 days: ..................            $50,117,321.43
  (f)  180 or more days: ..............            $15,945,717.19
                                                 ----------------
                          TOTAL                   $405,732,242.86






          Fleet Bank (RI), National Association as Servicer


          /s/ MICHAEL COCO
          ---------------------------
       By: Michael Coco
           Vice President

                                   March, 1998



                    MONTHLY CERTIFICATEHOLDER'S STATEMENT
                    Fleet Bank (RI), National Association

                -------------------------------------------
                              Fleet Credit Card
                               Master Trust II
                                Series 1996-A
-----------------------------------------------------------------------------

Under the Amended and Restated Master Pooling and Servicing Agreement dated as of December 31, 1993 as amended and restated on May 23, 1994 by and between Fleet Bank (RI), National Association (the"Bank") (successor in interest to Advanta National Bank ("Advanta")) as Seller and Servicer and Bankers Trust Company, as Trustee (the "Trustee"), as amended by Amendment Number 1 dated as of July 1, 1994, between Advanta, as Seller and Servicer, and the Trustee, and as further amended by Amendment Number 2 dated as of October 6, 1995 between Advanta, as Seller and Servicer, and the Trustee and as further amended by Amendment Number 3 dated as of February 20, 1998 between Advanta, as Seller and Servicer, and the Trustee (the "Master Pooling and Servicing Agreement") as supplemented by the Series 1996-A Supplement dated as of January 18, 1996 (the "Supplement") and together with the Master Pooling and Servicing Agreement, (the "Agreement"), among Advanta and the Trustee. The Bank, as Servicer, is required to prepare certain information each month regarding current distributions to all Series 1996-A Certificateholders. This statement relates to the April 15, 1998 Distribution Date (the "Distribution Date") and the performance of the Fleet Credit Card Master Trust II (the "Trust") during the prior Monthly Period (the "Monthly Period") Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-A Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Master Agreement.


1.   The total amount of the distribution on the Payment Date per $1000
     original principal amount of Class A-1 Certificates     $5.000000

2.   The total amount of the distribution on the Payment Date per $1000
     original principal amount of Class A-2 Certificates     $4.931250

3.   The total amount of the distribution on the Payment Date per $1000
     original principal amount of Class B Certificates       $5.031250

4.   The amount of the distribution set forth in paragraph 1
     above in respect of principal, per $1,000 original
     principal amount of the Class A-1 Certificates          $0.000000

5.   The amount of the distribution set forth in paragraph 1
     above in respect of principal, per $1,000 original
     principal amount of the Class A-2 Certificates          $0.000000

6.   The amount of the distribution set forth in paragraph 2
     above in respect of principal, per $1,000 original
     principal amount of the Class B Certificates            $0.000000

7.   The amount of distribution set forth in paragraph 1
     above in respect of interest, per $1,000 principal
     principal amount of the Class A-1 Certificate           $5.000000

8.   The amount of distribution set forth in paragraph 1
     above in respect of interest, per $1,000 principal
     principal amount of the Class A-2 Certificate           $4.931250

9.   The amount of distribution set forth in paragraph 2
     above in respect of interest, per $1,000 principal
     principal amount of the Class B Certificate             $5.031250

10.  The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in
     respect of the Series 1996-A Certificates          $64,236,380.47

11.  The aggregate amount of Collections of Principal Receivables processed during the prior Monthly Period and allocated
     in respect of the Series 1996-A Certificates       $55,413,890.76

12.  The aggregate amount of Reallocated Principal Collections
     with respect to the prior Monthly Period                    $0.00

13.  The aggregate amount of Collections of Finance Charge
     Receivables processed during the prior Monthly Period and
     allocated in respect of the Class A Certificates    $7,769,001.50

14.  The aggregate amount of Collections of Finance Charge
     Receivables processed during the prior Monthly Period and
     allocated in respect of the Class B Certificates      $465,989.54

15.  The Class A Investor Default Amount for the prior
     Monthly Period is                                   $2,603,299.56

16.  The Class B Investor Default Amount for the prior
     Monthly Period is                                     $156,197.97

17.  The Collateral Default Amount for the prior
     Monthly Period is                                     $196,693.74

18.  The aggregate amount of Class A Investor Charge-offs
     for the prior Monthly Period is                             $0.00

19.  The aggregate amount of Class B Investor Charge-offs
     for the prior Monthly Period is                             $0.00

20.  The aggregate amount of Collateral Charge-offs
     for the prior Monthly Period is                             $0.00

21.  The aggregate amount of Class A Investor Charge-offs
     reimbursed on such Payment Date is                          $0.00

22.  The aggregate amount of Class B Investor Charge-offs
     reimbursed on such Payment Date is                          $0.00

23.  The aggregate amount of Collateral Charge-offs
     reimbursed on such Payment Date is                          $0.00

24.  The amount of the Class A Servicing Fee for the
     prior Monthly Period is                               $183,333.33

25.  The amount of the Class B Servicing Fee for the
     prior Monthly Period is                               $ 10,937.50

26.  The amount of the Collateral Servicing Fee for the
     prior Monthly Period is                                $14,062.50

27.  The Class A Pool Factor as of the Record Date for the
     Distribution Date is                                      1.00000

28.  The Class B Pool Factor as of the Record Date for the
     Distribution Date is                                      1.00000
29.  The Class A-1 Investor Amount after giving effect to
     any payments on the Distribution Date is          $220,000,000.00

30.  The Class A-2 Investor Amount after giving effect to
     any payments on the Distribution Date is          $220,000,000.00

31.  The Class A-1 Invested Amount after giving effect to
     any payments on the Distribution Date is          $220,000,000.00

32.  The Class A-2 Invested Amount after giving effect to
     any payments on the Distribution Date is          $220,000,000.00

33.  The Class B Investor Amount after giving effect to
     any payments on the Distribution Date is           $26,250,000.00

34.  The Class B Invested Amount after giving effect to
     any payments on the Distribution Date is           $26,250,000.00

35.  The amount, if any, by which the outstanding principal
     balance of the Class A Certificates exceeds the Class A
     Investor Amount after giving effect to any activity
     on the Distribution Date is                                 $0.00

36.  The amount, if any, by which the outstanding principal
     balance of the Class B Certificates exceeds the Class B
     Investor Amount after giving effect to any activity
     on the Distribution Date is                                 $0.00

37.  The Available Cash Collateral Amount as of the close of
     business on the Distribution Date is               $10,000,000.00

38.  The Collateral Investor Amount as of the close of
     business on the Distribution Date is               $33,750,000.00

39.  The amount on deposit in the Cash Collateral Account as of the close of business on the Distribution Date is  $10,000,000.00

40.  The amount of Interchange with respect to the prior
     Monthly Period is                                     $501,868.00

41.  The amount of Servicer Interchange with respect to
     the prior Monthly Period is                           $401,494.40

42.  The Deficit Controlled Amortization Amount (after giving
     effect to any activity on the Distribution Date) is         $0.00

43.  The percentage by which the Net Portfolio Yield for the prior Monthly Period exceeds the Base Rate for such
     Monthly Period is                                           6.09%






     Fleet Bank (RI), National Association as Servicer

         /s/ MICHAEL COCO
     By: -----------------------------------
             Michael Coco
             Vice President

Series 1996-A daily percentages during the prior Monthly Period

                                          Floating            Principal
                                         Allocation          Allocation
                                          Percentage          Percentage

             03/2  -  03/31   1996-A          5.11%               5.11%




DELINQUENT BALANCES

The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:

                                          AGGREGATE ACCOUNT BALANCE

  (a)  30-59 days: ....................           $131,189,278.14
  (b)  60-89 days: ....................            $80,875,662.82
  (c)  90-119 days: ...................            $69,422,971.20
  (d)  120-149 days: ..................            $58,181,292.08
  (e)  150-179 days: ..................            $50,117,321.43
  (f)  180 or more days: ..............            $15,945,717.19
                                                 ----------------
                          TOTAL                   $405,732,242.86






          Fleet Bank (RI), National Association as Servicer


          /s/ MICHAEL COCO
          ---------------------------
       By: Michael Coco
           Vice President

                                        March, 1998



                      MONTHLY CERTIFICATEHOLDER'S STATEMENT
                      Fleet Bank (RI), National Association

                 -----------------------------------------------
                                Fleet Credit Card
                                 Master Trust II
                                  Series 1996-B
-------------------------------------------------------------------------------

Under the Amended and Restated Master Pooling and Servicing Agreement dated as of December 1, 1993, and as amended and restated on May 23,1994 between Fleet Bank (RI), National Association (the "Bank") (successor in interest to Advanta National Bank ("Advanta")) as Seller and Servicer, and Bankers Trust Company as Trustee (the "Trustee") as amended by Amendment Number 1 dated as of July 1, 1994, by and between Advanta, as Seller and Servicer, and the Trustee and as further amended by Amendment Number 2, dated as of October 6, 1995 between Advanta, as Seller and Servicer, and the Trustee and as further amended by Amendment Number 3 dated as of February 20, 1998 between Advanta, as Seller and Servicer and the Trustee (the "Master Pooling and Servicing Agreement") as supplemented by the Series 1996-B Supplement dated as of March 26, 1996 (the "Supplement") and together with the Master Pooling and Servicing Agreement, (the "Agreement"), among Advanta and the Trustee. The Bank, as Servicer, is required to prepare certain information each month regarding current distributions to all Series 1996-B Certificateholders. This statement relates to the April 15, 1998 Distribution Date (the "Distribution Date") and the performance of the Fleet Credit Card Master Trust II (the "Trust") during the prior Monthly Period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-B Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.


1.   The total amount of the distribution on the Payment Date per $1000
     original principal amount of Class A Certificates       $0.000000

2.   The total amount of the distribution on the Payment Date per $1000
     original principal amount of Class B Certificates       $0.000000

3.   The amount of the distribution set forth in paragraph 1
     above in respect of principal, per $1,000 original
     principal amount of the Class A Certificates            $0.000000

4.   The amount of the distribution set forth in paragraph 2
     above in respect of principal, per $1,000 original
     principal amount of the Class B Certificates            $0.000000

5.   The amount of distribution set forth in paragraph 1
     above in respect of interest, per $1,000 principal
     principal amount of the Class A Certificate             $0.000000

6.   The amount of distribution set forth in paragraph 2
     above in respect of interest, per $1,000 principal
     principal amount of the Class B Certificate             $0.000000

7.   The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in
     respect of the Series 1996-B Certificates          $96,304,701.48

8.   The aggregate amount of Collections of Principal Receivables processed during the prior Monthly Period and allocated in
     respect of the Series 1996-B Certificates          $83,066,615.08

9.   The aggregate amount of Reallocated Principal Collections
     with respect to the prior Monthly Period                    $0.00

10. The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated
     in respect of the Class A Certificates             $11,457,620.77

11. The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated
     in respect of the Class B Certificates                $725,977.97

12.  The Class A Investor Default Amount for the prior
     Monthly Period is                                   $3,835,528.02

13.  The Class B Investor Default Amount for the prior
     Monthly Period is                                     $242,974.63

14.  The Collateral Default Amount for the prior
     Monthly Period is                                     $352,891.72

15.  The aggregate amount of Class A Investor Charge-offs
     for the prior Monthly Period is                             $0.00

16.  The aggregate amount of Class B Investor Charge-offs
     for the prior Monthly Period is                             $0.00

17.  The aggregate amount of Collateral Charge-offs for
     the prior Monthly Period is                                 $0.00

18.  The aggregate amount of Class A Investor Charge-offs
     reimbursed on such Payment Date is                          $0.00

19.  The aggregate amount of Class B Investor Charge-offs
     reimbursed on such Payment Date is                          $0.00

20.  The aggregate amount of Collateral Charge-offs
     reimbursed on such Payment Date is                          $0.00

21.  The amount of the Class A Servicing Fee for the prior
     Monthly Period is                                     $270,312.50

22.  The amount of the Class B Servicing Fee for the prior
     Monthly Period is                                      $17,187.50

23.  The amount of the Collateral Servicing Fee for the
     prior Monthly Period is                                $25,000.00

24.  The Class A Pool Factor as of the Record Date for the
     Distribution Date is                                   1.00000000

25.  The Class B Pool Factor as of the Record Date for the
     Distribution Date is                                   1.00000000

26.  The Class A Investor Amount after giving effect to any
     payments on the Distribution Date is              $648,750,000.00

27.  The Class A Invested Amount after giving effect to any
     payments on the Distribution Date is              $648,750,000.00

28.  The Class B Investor Amount after giving effect to any
     payments on the Distribution Date is               $41,250,000.00

29.  The Class B Invested Amount after giving effect to any
     payments on the Distribution Date is               $41,250,000.00

30.  The amount, if any, by which the outstanding principal
     balance of the Class A Certificates exceeds the Class A
     Investor Amount after giving effect to any activity
     on the Distribution Date is                                  0.00

31.  The amount, if any, by which the outstanding principal
     balance of the Class B Certificates exceeds the Class B
     Investor Amount after giving effect to any activity
     any activity on the Distribution Date is                     0.00

32.  The Available Cash Collateral Amount as of the close of
     business on the Distribution Date is               $15,000,000.00

33.  The Collateral Investor Amount as of the close of
     business on the Distribution Date is               $60,000,000.00

34.  The amount on deposit in the Cash Collateral Account as of the close of business on the Distribution Date is  $15,000,000.00

35.  The amount of Interchange with respect to the prior
     Monthly Period is                                     $752,802.01

36.  The amount of Servicer Interchange for the prior
     Monthly Period is                                    $602,241.61

37.  The Deficit Controlled Amortization Amount (after giving
     effect to any activity on the Distribution Date) is        $0.00

38.  The percentage by which the Net Portfolio Yield for the prior Monthly Period exceeds the Base Rate for such
     Monthly Period is                                          6.14%

39.  The Net Portfolio Yield for the prior Monthly Period is   14.09%

40.  The Base Rate for the Monthly Period is                    7.95%

41.  The amount on deposit in the Principal Funding Account as of
     the close of business on the Distribution Date is           $0.00

42.  The amount on deposit in the Interest Funding Account as of
     the close of business on the Distribution Date is   $3,407,546.88

43.  The amount on deposit in the Reserve Account as of the
     close of business on the Distribution Date is               $0.00





     Fleet Bank (RI), National Association as Servicer

       /s/ MICHAEL COCO
    By:------------------------------------------
           Michael Coco
           Vice President

Series 1996-B daily percentages during the prior Monthly Period

                                          Floating            Principal
                                         Allocation          Allocation
                                          Percentage          Percentage

             03/2  -  03/31   1996-B          7.66%               7.66%



DELINQUENT BALANCES

The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:

                                          AGGREGATE ACCOUNT BALANCE

  (a)  30-59 days: ....................           $131,189,278.14
  (b)  60-89 days: ....................            $80,875,662.82
  (c)  90-119 days: ...................            $69,422,971.20
  (d)  120-149 days: ..................            $58,181,292.08
  (e)  150-179 days: ..................            $50,117,321.43
  (f)  180 or more days: ..............            $15,945,717.19
                                                 ----------------
                          TOTAL                   $405,732,242.86






          Fleet Bank (RI), National Association as Servicer


          /s/ MICHAEL COCO
          ---------------------------
       By: Michael Coco
           Vice President

                                        March, 1998



                      MONTHLY CERTIFICATEHOLDER'S STATEMENT
                      Fleet Bank (RI), National Association

                 -----------------------------------------------
                                Fleet Credit Card
                                 Master Trust II
                                  Series 1996-C
-------------------------------------------------------------------------------

Under the Amended and Restated Master Pooling and Servicing Agreement dated as of December 1, 1993, and as amended and restated on May 23,1994 between Fleet Bank (RI), National Association (the "Bank") (successor in interest to Advanta National Bank ("Advanta")) as Seller and Servicer, and Bankers Trust Company as Trustee (the "Trustee") as amended by Amendment Number 1 dated as of July 1, 1994, by and between Advanta, as Seller and Servicer, and the Trustee and as further amended by Amendment Number 2, dated as of October 6, 1995 between Advanta, as Seller and Servicer, and the Trustee and as further amended by Amendment Number 3 dated as of February 20, 1998 between Advanta, as Seller and Servicer and the Trustee (the "Master Pooling and Servicing Agreement") as supplemented by the Series 1996-C Supplement dated as of May 13, 1996 (the "Supplement") and together with the Master Pooling and Servicing Agreement, (the "Agreement"), among Advanta and the Trustee. The Bank, as Servicer, is required to prepare certain information each month regarding current distributions to all Series 1996-C Certificateholders. This statement relates to the April 15, 1998 Distribution Date (the "Distribution Date") and the performance of the Fleet Credit Card Master Trust II (the "Trust") during the prior Monthly Period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-C Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.


1.   The total amount of the distribution on the Payment Date per $1000
     original principal amount of Class A Certificates       $0.000000

2.   The total amount of the distribution on the Payment Date per $1000
     original principal amount of Class B Certificates       $0.000000

3.   The amount of the distribution set forth in paragraph 1
     above in respect of principal, per $1,000 original
     principal amount of the Class A Certificates            $0.000000

4.   The amount of the distribution set forth in paragraph 2
     above in respect of principal, per $1,000 original
     principal amount of the Class B Certificates            $0.000000

5.   The amount of distribution set forth in paragraph 1
     above in respect of interest, per $1,000 principal
     principal amount of the Class A Certificate             $0.000000

6.   The amount of distribution set forth in paragraph 2
     above in respect of interest, per $1,000 principal
     principal amount of the Class B Certificate             $0.000000

7.   The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in
     respect of the Series 1996-C Certificates          $89,893,550.51

8.   The aggregate amount of Collections of Principal Receivables processed during the prior Monthly Period and allocated in
     respect of the Series 1996-C Certificates          $77,536,070.21

9.   The aggregate amount of Reallocated Principal Collections
     with respect to the prior Monthly Period                    $0.00

10. The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated
     in respect of the Class A Certificates             $10,697,769.04

11. The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated
     in respect of the Class B Certificates                $674,369.44

12.  The Class A Investor Default Amount for the prior
     Monthly Period is                                   $3,580,983.17

13.  The Class B Investor Default Amount for the prior
     Monthly Period is                                     $225,619.30

14.  The Collateral Default Amount for the prior
     Monthly Period is                                     $329,751.28

15.  The aggregate amount of Class A Investor Charge-offs
     for the prior Monthly Period is                             $0.00

16.  The aggregate amount of Class B Investor Charge-offs
     for the prior Monthly Period is                             $0.00

17.  The aggregate amount of Collateral Charge-offs for
     the prior Monthly Period is                                 $0.00

18.  The aggregate amount of Class A Investor Charge-offs
     reimbursed on such Payment Date is                          $0.00

19.  The aggregate amount of Class B Investor Charge-offs
     reimbursed on such Payment Date is                          $0.00

20.  The aggregate amount of Collateral Charge-offs
     reimbursed on such Payment Date is                          $0.00

21.  The amount of the Class A Servicing Fee for the prior
     Monthly Period is                                     $252,291.67

22.  The amount of the Class B Servicing Fee for the prior
     Monthly Period is                                      $16,041.67

23.  The amount of the Collateral Servicing Fee for the
     prior Monthly Period is                                $23,333.33

24.  The Class A Pool Factor as of the Record Date for the
     Distribution Date is                                   1.00000000

25.  The Class B Pool Factor as of the Record Date for the
     Distribution Date is                                   1.00000000

26.  The Class A Investor Amount after giving effect to any
     payments on the Distribution Date is              $605,500,000.00

27.  The Class A Invested Amount after giving effect to any
     payments on the Distribution Date is              $605,500,000.00

28.  The Class B Investor Amount after giving effect to any
     payments on the Distribution Date is               $38,500,000.00

29.  The Class B Invested Amount after giving effect to any
     payments on the Distribution Date is               $38,500,000.00

30.  The amount, if any, by which the outstanding principal
     balance of the Class A Certificates exceeds the Class A
     Investor Amount after giving effect to any activity
     on the Distribution Date is                                  0.00

31.  The amount, if any, by which the outstanding principal
     balance of the Class B Certificates exceeds the Class B
     Investor Amount after giving effect to any activity
     any activity on the Distribution Date is                     0.00

32.  The Available Cash Collateral Amount as of the close of
     business on the Distribution Date is               $14,000,000.00

33.  The Collateral Investor Amount as of the close of
     business on the Distribution Date is               $56,000,000.00

34.  The amount on deposit in the Cash Collateral Account as of the close of business on the Distribution Date is  $14,000,000.00

35.  The amount of Interchange with respect to the prior
     Monthly Period is                                     $702,615.22

36.  The amount of Servicer Interchange for the prior
     Monthly Period is                                    $562,092.18

37.  The Deficit Controlled Amortization Amount (after giving
     effect to any activity on the Distribution Date) is        $0.00

38.  The percentage by which the Net Portfolio Yield for the prior Monthly Period exceeds the Base Rate for such
     Monthly Period is                                          6.24%

39.  The Net Portfolio Yield for the prior Monthly Period is   14.09%

40.  The Base Rate for the Monthly Period is                    7.85%

41.  The amount on deposit in the Principal Funding Account as of
     the close of business on the Distribution Date is           $0.00

42.  The amount on deposit in the Interest Funding Account as of
     the close of business on the Distribution Date is   $3,409,612.50

43.  The amount on deposit in the Reserve Account as of the
     close of business on the Distribution Date is               $0.00





     Fleet Bank (RI), National Association as Servicer

       /s/ MICHAEL COCO
    By:------------------------------------------
           Michael Coco
           Vice President

Series 1996-C daily percentages during the prior Monthly Period

                                          Floating            Principal
                                         Allocation          Allocation
                                          Percentage          Percentage

             03/2  -  03/31   1996-C          7.15%               7.15%



DELINQUENT BALANCES

The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:

                                          AGGREGATE ACCOUNT BALANCE

  (a)  30-59 days: ....................           $131,189,278.14
  (b)  60-89 days: ....................            $80,875,662.82
  (c)  90-119 days: ...................            $69,422,971.20
  (d)  120-149 days: ..................            $58,181,292.08
  (e)  150-179 days: ..................            $50,117,321.43
  (f)  180 or more days: ..............            $15,945,717.19
                                                 ----------------
                          TOTAL                   $405,732,242.86






          Fleet Bank (RI), National Association as Servicer


          /s/ MICHAEL COCO
          ---------------------------
       By: Michael Coco
           Vice President

                                        March, 1998



                      MONTHLY CERTIFICATEHOLDER'S STATEMENT
                      Fleet Bank (RI), National Association

                 -----------------------------------------------
                                Fleet Credit Card
                                 Master Trust II
                                  Series 1996-D
-------------------------------------------------------------------------------

Under the Amended and Restated Master Pooling and Servicing Agreement dated as of December 1, 1993, and as amended and restated on May 23,1994 between Fleet Bank (RI), National Association (the "Bank") (successor in interest to Advanta National Bank ("Advanta")) as Seller and Servicer, and Bankers Trust Company as Trustee (the "Trustee") as amended by Amendment Number 1 dated as of July 1, 1994, by and between Advanta, as Seller and Servicer, and the Trustee and as further amended by Amendment Number 2, dated as of October 6, 1995 between Advanta, as Seller and Servicer, and the Trustee and as further amended by Amendment Number 3 dated as of February 20, 1998 between Advanta, as Seller and Servicer and the Trustee (the "Master Pooling and Servicing Agreement") as supplemented by the Series 1996-D Supplement dated as of June 18, 1996 (the "Supplement") and together with the Master Pooling and Servicing Agreement, (the "Agreement"), among Advanta and the Trustee. The Bank, as Servicer, is required to prepare certain information each month regarding current distributions to all Series 1996-D Certificateholders. This statement relates to the April 15, 1998 Distribution Date (the "Distribution Date") and the performance of the Fleet Credit Card Master Trust II (the "Trust") during the prior Monthly Period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-D Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.


1.   The total amount of the distribution on the Payment Date per $1000
     original principal amount of Class A Certificates       $4.864583

2.   The total amount of the distribution on the Payment Date per $1000
     original principal amount of Class B Certificates       $4.989583

3.   The amount of the distribution set forth in paragraph 1
     above in respect of principal, per $1,000 original
     principal amount of the Class A Certificates            $0.000000

4.   The amount of the distribution set forth in paragraph 2
     above in respect of principal, per $1,000 original
     principal amount of the Class B Certificates            $0.000000

5.   The amount of distribution set forth in paragraph 1
     above in respect of interest, per $1,000 principal
     principal amount of the Class A Certificate             $4.864583

6.   The amount of distribution set forth in paragraph 2
     above in respect of interest, per $1,000 principal
     principal amount of the Class B Certificate             $4.989583

7.   The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in
     respect of the Series 1996-D Certificates          $89,881,042.58

8.   The aggregate amount of Collections of Principal Receivables processed during the prior Monthly Period and allocated in
     respect of the Series 1996-D Certificates          $77,536,070.21

9.   The aggregate amount of Reallocated Principal Collections
     with respect to the prior Monthly Period                    $0.00

10. The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated
     in respect of the Class A Certificates             $10,686,949.67

11. The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated
     in respect of the Class B Certificates                $673,681.51

12.  The Class A Investor Default Amount for the prior
     Monthly Period is                                   $3,580,983.17

13.  The Class B Investor Default Amount for the prior
     Monthly Period is                                     $225,619.30

14.  The Collateral Default Amount for the prior
     Monthly Period is                                     $329,751.28

15.  The aggregate amount of Class A Investor Charge-offs
     for the prior Monthly Period is                             $0.00

16.  The aggregate amount of Class B Investor Charge-offs
     for the prior Monthly Period is                             $0.00

17.  The aggregate amount of Collateral Charge-offs for
     the prior Monthly Period is                                 $0.00

18.  The aggregate amount of Class A Investor Charge-offs
     reimbursed on such Payment Date is                          $0.00

19.  The aggregate amount of Class B Investor Charge-offs
     reimbursed on such Payment Date is                          $0.00

20.  The aggregate amount of Collateral Charge-offs
     reimbursed on such Payment Date is                          $0.00

21.  The amount of the Class A Servicing Fee for the prior
     Monthly Period is                                     $252,291.67

22.  The amount of the Class B Servicing Fee for the prior
     Monthly Period is                                      $16,041.67

23.  The amount of the Collateral Servicing Fee for the
     prior Monthly Period is                                $23,333.33

24.  The Class A Pool Factor as of the Record Date for the
     Distribution Date is                                   1.00000000

25.  The Class B Pool Factor as of the Record Date for the
     Distribution Date is                                   1.00000000

26.  The Class A Investor Amount after giving effect to any
     payments on the Distribution Date is              $605,500,000.00

27.  The Class A Invested Amount after giving effect to any
     payments on the Distribution Date is              $605,500,000.00

28.  The Class B Investor Amount after giving effect to any
     payments on the Distribution Date is               $38,500,000.00

29.  The Class B Invested Amount after giving effect to any
     payments on the Distribution Date is               $38,500,000.00

30.  The amount, if any, by which the outstanding principal
     balance of the Class A Certificates exceeds the Class A
     Investor Amount after giving effect to any activity
     on the Distribution Date is                                  0.00

31.  The amount, if any, by which the outstanding principal
     balance of the Class B Certificates exceeds the Class B
     Investor Amount after giving effect to any activity
     any activity on the Distribution Date is                     0.00

32.  The Available Cash Collateral Amount as of the close of
     business on the Distribution Date is               $14,000,000.00

33.  The Collateral Investor Amount as of the close of
     business on the Distribution Date is               $56,000,000.00

34.  The amount on deposit in the Cash Collateral Account as of the close of business on the Distribution Date is  $14,000,000.00

35.  The amount of Interchange with respect to the prior
     Monthly Period is                                     $702,615.22

36.  The amount of Servicer Interchange for the prior
     Monthly Period is                                    $562,092.18

37.  The Deficit Controlled Amortization Amount (after giving
     effect to any activity on the Distribution Date) is        $0.00

38.  The percentage by which the Net Portfolio Yield for the prior Monthly Period exceeds the Base Rate for such
     Monthly Period is                                          6.18%

39.  The Net Portfolio Yield for the prior Monthly Period is   14.07%

40.  The Base Rate for the Monthly Period is                    7.89%





     Fleet Bank (RI), National Association as Servicer

       /s/ MICHAEL COCO
    By:------------------------------------------
           Michael Coco
           Vice President

Series 1996-D daily percentages during the prior Monthly Period

                                          Floating            Principal
                                         Allocation          Allocation
                                          Percentage          Percentage

             03/2  -  03/31   1996-D          7.15%               7.15%



DELINQUENT BALANCES

The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:

                                          AGGREGATE ACCOUNT BALANCE

  (a)  30-59 days: ....................           $131,189,278.14
  (b)  60-89 days: ....................            $80,875,662.82
  (c)  90-119 days: ...................            $69,422,971.20
  (d)  120-149 days: ..................            $58,181,292.08
  (e)  150-179 days: ..................            $50,117,321.43
  (f)  180 or more days: ..............            $15,945,717.19
                                                 ----------------
                          TOTAL                   $405,732,242.86






          Fleet Bank (RI), National Association as Servicer


          /s/ MICHAEL COCO
          ---------------------------
       By: Michael Coco
           Vice President

                                        March, 1998



                      MONTHLY CERTIFICATEHOLDER'S STATEMENT
                      Fleet Bank (RI), National Association

                 -----------------------------------------------
                                Fleet Credit Card
                                 Master Trust II
                                  Series 1996-E
-------------------------------------------------------------------------------

Under the Amended and Restated Master Pooling and Servicing Agreement dated as of December 1, 1993, and as amended and restated on May 23,1994 between Fleet Bank (RI), National Association (the "Bank") (successor in interest to Advanta National Bank ("Advanta")) as Seller and Servicer, and Bankers Trust Company as Trustee (the "Trustee") as amended by Amendment Number 1 dated as of July 1, 1994, by and between Advanta, as Seller and Servicer, and the Trustee and as further amended by Amendment Number 2, dated as of October 6, 1995 between Advanta, as Seller and Servicer, and the Trustee and as further amended by Amendment Number 3 dated as of February 20, 1998 between Advanta, as Seller and Servicer and the Trustee (the "Master Pooling and Servicing Agreement") as supplemented by the Series 1996-E Supplement dated as of November 1, 1996 (the "Supplement") and together with the Master Pooling and Servicing Agreement, (the "Agreement"), among Advanta and the Trustee. The Bank, as Servicer, is required to prepare certain information each month regarding current distributions to all Series 1996-E Certificateholders. This statement relates to the April 15, 1998 Distribution Date (the "Distribution Date") and the performance of the Fleet Credit Card Master Trust II (the "Trust") during the prior Monthly Period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-E Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.


1.   The total amount of the distribution on the Payment Date per $1000
     original principal amount of Class A Certificates       $4.822917

2.   The total amount of the distribution on the Payment Date per $1000
     original principal amount of Class B Certificates       $5.014583

3.   The amount of the distribution set forth in paragraph 1
     above in respect of principal, per $1,000 original
     principal amount of the Class A Certificates            $0.000000

4.   The amount of the distribution set forth in paragraph 2
     above in respect of principal, per $1,000 original
     principal amount of the Class B Certificates            $0.000000

5.   The amount of distribution set forth in paragraph 1
     above in respect of interest, per $1,000 principal
     principal amount of the Class A Certificate             $4.822917

6.   The amount of distribution set forth in paragraph 2
     above in respect of interest, per $1,000 principal
     principal amount of the Class B Certificate             $5.014583

7.   The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in
     respect of the Series 1996-E Certificates          $64,236,380.49

8.   The aggregate amount of Collections of Principal Receivables processed during the prior Monthly Period and allocated in
     respect of the Series 1996-E Certificates          $55,413,890.74

9.   The aggregate amount of Reallocated Principal Collections
     with respect to the prior Monthly Period                    $0.00

10. The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated
     in respect of the Class A Certificates              $7,631,209.35

11. The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated
     in respect of the Class B Certificates                $483,527.23

12.  The Class A Investor Default Amount for the prior
     Monthly Period is                                   $2,557,018.68

13.  The Class B Investor Default Amount for the prior
     Monthly Period is                                     $161,983.08

14.  The Collateral Default Amount for the prior
     Monthly Period is                                     $237,189.52

15.  The aggregate amount of Class A Investor Charge-offs
     for the prior Monthly Period is                             $0.00

16.  The aggregate amount of Class B Investor Charge-offs
     for the prior Monthly Period is                             $0.00

17.  The aggregate amount of Collateral Charge-offs for
     the prior Monthly Period is                                 $0.00

18.  The aggregate amount of Class A Investor Charge-offs
     reimbursed on such Payment Date is                          $0.00

19.  The aggregate amount of Class B Investor Charge-offs
     reimbursed on such Payment Date is                          $0.00

20.  The aggregate amount of Collateral Charge-offs
     reimbursed on such Payment Date is                          $0.00

21.  The amount of the Class A Servicing Fee for the prior
     Monthly Period is                                     $180,208.33

22.  The amount of the Class B Servicing Fee for the prior
     Monthly Period is                                      $11,458.33

23.  The amount of the Collateral Servicing Fee for the
     prior Monthly Period is                                $16,666.67

24.  The Class A Pool Factor as of the Record Date for the
     Distribution Date is                                   1.00000000

25.  The Class B Pool Factor as of the Record Date for the
     Distribution Date is                                   1.00000000

26.  The Class A Investor Amount after giving effect to any
     payments on the Distribution Date is              $432,500,000.00

27.  The Class A Invested Amount after giving effect to any
     payments on the Distribution Date is              $432,500,000.00

28.  The Class B Investor Amount after giving effect to any
     payments on the Distribution Date is               $27,500,000.00

29.  The Class B Invested Amount after giving effect to any
     payments on the Distribution Date is               $27,500,000.00

30.  The amount, if any, by which the outstanding principal
     balance of the Class A Certificates exceeds the Class A
     Investor Amount after giving effect to any activity
     on the Distribution Date is                                  0.00

31.  The amount, if any, by which the outstanding principal
     balance of the Class B Certificates exceeds the Class B
     Investor Amount after giving effect to any activity
     any activity on the Distribution Date is                     0.00

32.  The Available Cash Collateral Amount as of the close of
     business on the Distribution Date is               $10,000,000.00

33.  The Collateral Investor Amount as of the close of
     business on the Distribution Date is               $40,000,000.00

34.  The amount on deposit in the Cash Collateral Account as of the close of business on the Distribution Date is  $10,000,000.00

35.  The amount of Interchange with respect to the prior
     Monthly Period is                                     $501,868.01

36.  The amount of Servicer Interchange for the prior
     Monthly Period is                                    $401,494.41

37.  The Deficit Controlled Amortization Amount (after giving
     effect to any activity on the Distribution Date) is        $0.00

38.  The percentage by which the Net Portfolio Yield for the prior Monthly Period exceeds the Base Rate for such
     Monthly Period is                                          6.25%

39.  The Net Portfolio Yield for the prior Monthly Period is   14.08%

40.  The Base Rate for the Monthly Period is                    7.83%





     Fleet Bank (RI), National Association as Servicer

       /s/ MICHAEL COCO
    By:------------------------------------------
           Michael Coco
           Vice President

Series 1996-E daily percentages during the prior Monthly Period

                                          Floating            Principal
                                         Allocation          Allocation
                                          Percentage          Percentage

             03/2  -  03/31   1996-E          5.11%               5.11%



DELINQUENT BALANCES

The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:

                                          AGGREGATE ACCOUNT BALANCE

  (a)  30-59 days: ....................           $131,189,278.14
  (b)  60-89 days: ....................            $80,875,662.82
  (c)  90-119 days: ...................            $69,422,971.20
  (d)  120-149 days: ..................            $58,181,292.08
  (e)  150-179 days: ..................            $50,117,321.43
  (f)  180 or more days: ..............            $15,945,717.19
                                                 ----------------
                          TOTAL                   $405,732,242.86






          Fleet Bank (RI), National Association as Servicer


          /s/ MICHAEL COCO
          ---------------------------
       By: Michael Coco
           Vice President

                                        March, 1998



                      MONTHLY CERTIFICATEHOLDER'S STATEMENT
                      Fleet Bank (RI), National Association

                 -----------------------------------------------
                                Fleet Credit Card
                                 Master Trust II
                                  Series 1998-A
-------------------------------------------------------------------------------

Under the Amended and Restated Master Pooling and Servicing Agreement dated as of December 1, 1993, and as amended and restated on May 23,1994 between Fleet Bank (RI), National Association (the "Bank") (successor in interest to Advanta National Bank ("Advanta")) as Seller and Servicer, and Bankers Trust Company as Trustee (the "Trustee") as amended by Amendment Number 1 dated as of July 1, 1994, by and between Advanta, as Seller and Servicer, and the Trustee and as further amended by Amendment Number 2, dated as of October 6, 1995 between Advanta, as Seller and Servicer, and the Trustee and as further amended by Amendment Number 3 dated as of February 20, 1998 between Advanta, as Seller and Servicer and the Trustee (the "Master Pooling and Servicing Agreement") as supplemented by the Series 1998-A Supplement dated as of February 6, 1998 (the "Supplement") and together with the Master Pooling and Servicing Agreement, (the "Agreement"), among Advanta and the Trustee. The Bank, as Servicer, is required to prepare certain information each month regarding current distributions to all Series 1998-A Certificateholders. This statement relates to the April 15, 1998 Distribution Date (the "Distribution Date") and the performance of the Fleet Credit Card Master Trust II (the "Trust") during the prior Monthly Period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1998-A Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.


1.   The total amount of the distribution on the Payment Date per $1000
     original principal amount of Class A Certificates      $10.700556

2.   The total amount of the distribution on the Payment Date per $1000
     original principal amount of Class B Certificates      $11.078333

3.   The amount of the distribution set forth in paragraph 1
     above in respect of principal, per $1,000 original
     principal amount of the Class A Certificates            $0.000000

4.   The amount of the distribution set forth in paragraph 2
     above in respect of principal, per $1,000 original
     principal amount of the Class B Certificates            $0.000000

5.   The amount of distribution set forth in paragraph 1
     above in respect of interest, per $1,000 principal
     principal amount of the Class A Certificate            $10.700556

6.   The amount of distribution set forth in paragraph 2
     above in respect of interest, per $1,000 principal
     principal amount of the Class B Certificate            $11.078333

7.   The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in
     respect of the Series 1998-A Certificates         $239,390,491.57

8.   The aggregate amount of Collections of Principal Receivables processed during the prior Monthly Period and allocated in
     respect of the Series 1998-A Certificates         $206,689,617.48

9.   The aggregate amount of Reallocated Principal Collections
     with respect to the prior Monthly Period                    $0.00

10. The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated
     in respect of the Class A Certificates             $27,471,516.33

11. The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated
     in respect of the Class B Certificates              $2,447,734.94

12.  The Class A Investor Default Amount for the prior
     Monthly Period is                                  $10,357,205.64

13.  The Class B Investor Default Amount for the prior
     Monthly Period is                                     $922,723.14

14.  The Collateral Default Amount for the prior
     Monthly Period is                                   $1,049,153.94

15.  The aggregate amount of Class A Investor Charge-offs
     for the prior Monthly Period is                             $0.00

16.  The aggregate amount of Class B Investor Charge-offs
     for the prior Monthly Period is                             $0.00

17.  The aggregate amount of Collateral Charge-offs for
     the prior Monthly Period is                                 $0.00

18.  The aggregate amount of Class A Investor Charge-offs
     reimbursed on such Payment Date is                          $0.00

19.  The aggregate amount of Class B Investor Charge-offs
     reimbursed on such Payment Date is                          $0.00

20.  The aggregate amount of Collateral Charge-offs
     reimbursed on such Payment Date is                          $0.00

21.  The amount of the Class A Servicing Fee for the prior
     Monthly Period is                                   $1,449,000.00

22.  The amount of the Class B Servicing Fee for the prior
     Monthly Period is                                     $129,375.00

23.  The amount of the Collateral Servicing Fee for the
     prior Monthly Period is                               $146,625.00

24.  The Class A Pool Factor as of the Record Date for the
     Distribution Date is                                   1.00000000

25.  The Class B Pool Factor as of the Record Date for the
     Distribution Date is                                   1.00000000

26.  The Class A Investor Amount after giving effect to any
     payments on the Distribution Date is              $966,000,000.00

27.  The Class A Invested Amount after giving effect to any
     payments on the Distribution Date is              $966,000,000.00

28.  The Class B Investor Amount after giving effect to any
     payments on the Distribution Date is               $86,250,000.00

29.  The Class B Invested Amount after giving effect to any
     payments on the Distribution Date is               $86,250,000.00

30.  The amount, if any, by which the outstanding principal
     balance of the Class A Certificates exceeds the Class A
     Investor Amount after giving effect to any activity
     on the Distribution Date is                                  0.00

31.  The amount, if any, by which the outstanding principal
     balance of the Class B Certificates exceeds the Class B
     Investor Amount after giving effect to any activity
     any activity on the Distribution Date is                     0.00

32.  The Available Cash Collateral Amount as of the close of
     business on the Distribution Date is               $28,750,000.00

33.  The Collateral Investor Amount as of the close of
     business on the Distribution Date is               $97,750,000.00

34.  The amount on deposit in the Cash Collateral Account as of the close of business on the Distribution Date is  $28,750,000.00

35.  The Deficit Controlled Amortization Amount (after giving
     effect to any activity on the Distribution Date) is         $0.00

36.  The percentage by which the Net Portfolio Yield for the prior Monthly Period exceeds the Base Rate for such
     Monthly Period is                                           5.15%

37.  The Net Portfolio Yield for the prior Monthly Period is    11.97%

38.  The Base Rate for the Monthly Period is                     6.82%

39.  The amount of Interchange with respect to the prior
     Monthly Period is                                   $1,154,296.42

40.  The amount on deposit in the Principal Funding Account as
     of the close of business on the Distribution Date is        $0.00

41.  The amount on deposit in the Pre-Funding Account as
     of the close of business on the Distribution Date is        $0.00





     Fleet Bank (RI), National Association as Servicer

       /s/ MICHAEL COCO
    By:------------------------------------------
           Michael Coco
           Vice President

Series 1998-A daily percentages during the prior Monthly Period

                                          Floating            Principal
                                         Allocation          Allocation
                                          Percentage          Percentage

             03/2  -  03/31   1998-A         11.75%              11.75%



DELINQUENT BALANCES

The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:

                                          AGGREGATE ACCOUNT BALANCE

  (a)  30-59 days: ....................           $131,189,278.14
  (b)  60-89 days: ....................            $80,875,662.82
  (c)  90-119 days: ...................            $69,422,971.20
  (d)  120-149 days: ..................            $58,181,292.08
  (e)  150-179 days: ..................            $50,117,321.43
  (f)  180 or more days: ..............            $15,945,717.19
                                                 ----------------
                          TOTAL                   $405,732,242.86






          Fleet Bank (RI), National Association as Servicer


          /s/ MICHAEL COCO
          ---------------------------
       By: Michael Coco
           Vice President